Exhibit 99.2

INVESTOR CONTACT	MEDIA CONTACT
Jamie Britton, 214.932.6721	Shannon Wherry, 469.399.8527
jamie.britton@texascapitalbank.com	shannon.wherry@texascapitalbank.com
TEXAS CAPITAL BANCSHARES, INC. ANNOUNCES FULL REDEMPTION OF 6.50% SUBORDINATED NOTES DUE 2042
DALLAS – May 12, 2021 - Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, N.A., announced today that it will redeem all of the issued and outstanding 6.50% Subordinated Notes due 2042 (the “Notes”) on June 21, 2021 (the “Redemption Date”). The Notes have an aggregate principal amount outstanding of $111,000,000.
The Notes will be redeemed for a redemption price equal to 100.000% of the principal amount of the Notes plus accrued and unpaid interest to but excluding the Redemption Date (together, the “Redemption Price”). From and after the Redemption Date, all interest will cease to accrue on the of Notes.
The Notes are held in book-entry form through The Depository Trust Company (“DTC”) and will be redeemed in accordance with the procedures of DTC. Investors in the Notes should contact the bank or broker through which they hold a beneficial interest in the Notes for information about obtaining the Redemption Price for the Notes in which they have a beneficial interest.
About Texas Capital Bancshares, Inc.
Texas Capital Bancshares, Inc. (NASDAQ®: TCBI), a member of the Russell 2000® Index and the S&P MidCap 400®, is the parent company of Texas Capital Bank, N.A., a commercial bank that delivers highly personalized financial services to businesses and entrepreneurs. Headquartered in Dallas, the bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio. Member FDIC.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our financial condition, results of operations, business plans and future performance. These statements are not historical in nature and can generally be identified by such words as “believe,” “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “forecast,” “could,” “should,” “projects,” “targeted,” “continue,“ “intend” and similar expressions.
Because forward looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward looking statements. These factors include, but are not limited to, (1) the credit quality of our loan portfolio, (2) general economic conditions in the United States, globally and in our markets and the impact they may have on us and our customers, including the continued impact on our customers from volatility in oil and gas prices, (3) the material risks and uncertainties for the U S and world economies, and for our business, resulting from the ongoing COVID 19 pandemic and any other pandemic, epidemic or health related crisis, (4) expectations regarding rates of default and credit losses, (5) volatility in the mortgage industry, (6) our business strategies, (7) our expectations about future financial performance, future growth and earnings, (8) the appropriateness of our allowance for credit losses and provision for credit losses, (9) our ability to identify, employ and retain qualified employees, (10) the impact of changing regulatory requirements and legislative changes on our business, (11) increased competition, (12) interest rate risk, (13) greater than expected costs or difficulties related to the integration and development of new lines of business, new products or service offerings and new technologies, (14) technological changes, (15) the cost and effects of cyber incidents or other failures, interruptions or security breaches of our systems or those of third party providers and (16) our success at managing the risk and uncertainties involved in the foregoing factors. In addition, statements about the effects of the COVID 19 pandemic on the firm’s business, results, financial position, liquidity and results of operations may constitute forward looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected.

These and other factors that could cause results to differ materially from those described in the forward looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward looking statements included herein to reflect future events or developments.